UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K


                                 CURRENT REPORT

                           --------------------------


                     PURSUANT TO SECTION 13 OR 15 (d) of the
                         SECURITIES EXCHANGE ACT OF 1934

                       Date of Report: September 17, 2003

                          COMCAST HOLDINGS CORPORATION
             (Exact name of registrant as specified in its charter)

          PENNSYLVANIA                                  23-1709202
--------------------------------------------------------------------------------
 (State or other jurisdiction of                    (I.R.S. Employer
  incorporation or organization)                    Identification No.)

                 1500 Market Street, Philadelphia, PA 19102-2148
--------------------------------------------------------------------------------
                    (Address of principal executive offices)
                                   (Zip Code)

       Registrant's telephone number, including area code: (215) 665-1700

                           --------------------------

ITEM 2.   ACQUISITION OR DISPOSITION OF ASSETS

     On September 17, 2003, Comcast Corporation ("Comcast"), in accordance with the Amended and Restated Stock Purchase Agreement dated as of June 30, 2003 and executed on July 3, 2003 (the "Agreement"), among Comcast QVC, Inc. ("Comcast QVC"), a wholly-owned indirect subsidiary of Comcast Holdings Corporation ("Comcast Holdings"), Comcast, Liberty Media Corporation ("Liberty") and QVC, Inc. ("QVC"), among other things, completed the sale to Liberty of all shares of QVC common stock held by a number of direct wholly-owned subsidiaries of Comcast QVC for an aggregate amount of approximately $4 billion principal amount of Liberty's Floating Rate Senior Notes due 2006 (the "Liberty Notes"), approximately $1.35 billion in cash and approximately 218 million shares of Liberty Series A common stock. Pursuant to the Agreement, the shares of Liberty Series A common stock received by Comcast QVC were valued at $11.71 per share and represent approximately 7.5% of Liberty's common stock outstanding. The shares had a market value on the closing date of $10.73 per share, which was used for valuing such consideration in the accompanying unaudited pro forma condensed consolidated financial statements. Resales of the Liberty Notes and shares of Liberty Series A common stock received in the transaction have been registered with the Securities and Exchange Commission pursuant to the Agreement. On September 24, 2003, Comcast, through wholly-owned indirect subsidiaries of Comcast Holdings, sold an aggregate of $3.0 billion principal amount of the Liberty Notes for net proceeds of approximately $3.0 billion.

ITEM 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

(b)  PRO FORMA FINANCIAL INFORMATION

Pursuant to paragraph (b) (1) of Item 7 of Form 8-K, Comcast Holdings is furnishing pro forma financial information in Exhibit 99.1

(c)  EXHIBITS

     10.1 Amended and Restated Stock Purchase Agreement dated as of June 30, 2003 among Comcast QVC, Inc., Comcast Corporation, Liberty Media Corporation, and QVC, Inc. (incorporated by reference to
               Exhibit 10.1 to Comcast Corporation's Current Report on Form 8-K filed on October 1, 2003).

     99.1 Comcast Holdings Corporation unaudited pro forma condensed consolidated balance sheet at June 30, 2003 and unaudited pro forma condensed consolidated statements of operations for the six months ended June 30, 2003 and the years ended December 31, 2002, 2001 and 2000.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                           COMCAST HOLDINGS CORPORATION
                                           -------------------------------------



                                           /S/ LAWRENCE J. SALVA
                                           -------------------------------------
                                           Lawrence J. Salva
                                           Senior Vice President and Controller
                                           (Principal Accounting Officer)


Date: October 1, 2003



                                        2